POWER OF ATTORNEY
                                       FOR
                                 NETCHANNEL INC.
                             1997 STOCK OPTION PLAN

         I, Stephen M. Case,  whose  signature  appears  below,  constitute  and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the NetChannel Inc. 1997 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1998.



                                   /s/ Stephen M. Case
                                   Signature


                                   Stephen M. Case
                                   Print Name


                                POWER OF ATTORNEY
                                       FOR
                                 NETCHANNEL INC.
                             1997 STOCK OPTION PLAN

         I, Daniel F. Akerson, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the NetChannel Inc. 1997 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1998.



                                   /s/ Daniel F. Akerson
                                   Signature


                                   Daniel F. Akerson
                                   Print Name


                                POWER OF ATTORNEY
                                       FOR
                                 NETCHANNEL INC.
                             1997 STOCK OPTION PLAN

         I, Frank J. Caufield, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the NetChannel Inc. 1997 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1998.



                                   /s/Frank J. Caufield
                                   Signature


                                   Frank J. Caufield
                                   Print Name


                                POWER OF ATTORNEY
                                       FOR
                                 NETCHANNEL INC.
                             1997 STOCK OPTION PLAN

         I, Robert J. Frankenberg, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the NetChannel Inc. 1997 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of July, 1998.



                                   /s/ Robert J. Frankenberg
                                   Signature


                                   Robert J. Frankenberg
                                   Print Name


                                POWER OF ATTORNEY
                                       FOR
                                 NETCHANNEL INC.
                             1997 STOCK OPTION PLAN

         I, Alexander M. Haig, Jr., whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the NetChannel Inc. 1997 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of July, 1998.



                                   /s/Alexander M. Haig, Jr.
                                   Signature


                                   Alexander M. Haig, Jr.
                                   Print Name


                                POWER OF ATTORNEY
                                       FOR
                                 NETCHANNEL INC.
                             1997 STOCK OPTION PLAN

         I, William N. Melton, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the NetChannel Inc. 1997 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1998.



                                   /s/ William N. Melton
                                   Signature


                                   William N. Melton
                                   Print Name


                                POWER OF ATTORNEY
                                       FOR
                                 NETCHANNEL INC.
                             1997 STOCK OPTION PLAN

         I, Thomas Middelhoff, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the NetChannel Inc. 1997 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of July, 1998.



                                   /s/Thomas Middelhoff
                                   Signature


                                   Thomas Middelhoff
                                   Print Name


                                POWER OF ATTORNEY
                                       FOR
                                 NETCHANNEL INC.
                             1997 STOCK OPTION PLAN

         I, Robert W. Pittman, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the NetChannel Inc. 1997 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of July, 1998.



                                   /s/Robert W. Pittman
                                   Signature


                                   Robert W. Pittman
                                   Print Name


                                POWER OF ATTORNEY
                                       FOR
                                 NETCHANNEL INC.
                             1997 STOCK OPTION PLAN

         I, J. Michael Kelly, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the NetChannel Inc. 1997 Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of July, 1998.



                                   /s/ J. Michael Kelly
                                   Signature


                                   J. Michael Kelly
                                   Print Name